UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 15, 2010
CLINICAL DATA, INC.
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	000-12716 (Commission File Number)	04-2573920 (IRS Employer Identification No.)

One Gateway Center, Suite 702, Newton, Massachusetts (Address of Principal Executive Offices)	02458 (Zip Code)
Registrant’s telephone number, including area code: (617) 527-9933
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits.
Explanatory Note
     Clinical Data, Inc. (“Clinical Data” or the “Company”) is currently considering the sale of its genetic testing and biomarker development business, including all assets associated with its proprietary FAMILION family of genetic tests for cardiac syndromes, and its CLIA laboratory located in New Haven, Connecticut (the “Business”). The sale would most likely include all of its tangible personal property, intellectual property rights, accounts receivable, and contractual rights owned or used by the Company in connection with the Business, including the assignment and/or sublease of certain leases for the facilities and equipment and outstanding debt related to its CLIA laboratory. The Company has not entered into a definitive agreement to sell the Business nor can it be certain that a transaction will be completed on acceptable terms.
(b) Pro forma financial information.
     The following unaudited pro forma condensed financial statements include adjustments to reflect the assets and liabilities held for sale of the Business on the financial position and to exclude to results of operations of the Business. The unaudited pro forma condensed financial statements do not include any potential proceeds or other consideration to be received by the Company if the Business is sold.
     The data are presented for informational purposes only and are not intended to represent or be indicative of the results of operations or financial condition of Clinical Data that would have been reported had the disposition of the Business been completed as of the dates presented, and should not be taken as representative of future results of operations or financial condition of Clinical Data. The unaudited pro forma condensed financial information should be read in conjunction with the historical consolidated financial statements and the accompanying notes of Clinical Data.

CLINICAL DATA, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED
CONDENSED STATEMENTS OF OPERATIONS

	For the six months ended September 30, 2010				For the six months ended September 30, 2009
	Historical			Pro Forma	Historical			Pro Forma
	Clinical Data	Disposition(1)		Clinical Data	Clinical Data	Disposition(1)		Clinical Data
	(In thousands, except per share)

Revenues	$8,873	$(6,873)		$2,000	$6,737	$(6,737)		$—
Cost of revenues	3,238	(2,738)		500	3,278	(3,278)		—

Gross profit	5,635	(4,135)		1,500	3,459	(3,459)		—

OPERATING EXPENSES:
Research and development	20,503	(1,693)		18,810	20,422	(1,704)		18,718
Sales and marketing	2,845	(2,845)		—	4,118	(4,118)		—
General and administrative	11,113	(2,761	)(2)	8,352	10,511	(2,829	)(2)	7,682
Restructuring and lease exiting costs	—	—			1,783	—		1,783
Transaction costs incurred in connection with the Avalon ac	—	—		—	1,978	—		1,978

Total operating expenses	34,461	(7,299)		27,162	38,812	(8,651)		30,161

Operating loss	(28,826)	3,164		(25,662)	(35,353)	5,192		(30,161)

Interest expense	(516)	43	(3)	(473)	(750)	78	(3)	(672)
Interest expense (related party)	(3,185)	—		(3,185)	(4,700)	—		(4,700)
Interest income	15	—		15	54	—		54
Other income (expense)	1,978	—		1,978	1,841	—		1,841

Loss from continuing operations	$(30,534)	$3,207		$(27,327)	$(38,908)	$5,270		$(33,638)

Loss from continuing operations per basic and diluted share	$(1.06)			$(0.95)	$(1.66)			$(1.44)

Weighted average common shares outstanding	28,678			28,678	23,412			23,412

CLINICAL DATA, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED
CONDENSED STATEMENTS OF OPERATIONS

	For the year ended March 31, 2010				For the year ended March 31, 2009				For the year ended March 31, 2008
	Historical			Pro Forma	Historical			Pro Forma	Historical			Pro Forma
	Clinical Data	Disposition(1)		Clinical Data	Clinical Data	Disposition(1)		Clinical Data	Clinical Data	Disposition(1)		Clinical Data
	(In thousands, except per share)
Consolidated Statements of Operations
Revenues	$13,085	$(13,085)		$—	$10,442	$(10,442)		$—	$5,107	$(5,107)		$—
Cost of revenues	6,244	(6,244)		—	6,489	(6,489)		—	2,627	(2,627)		—

Gross profit	6,841	(6,841)		—	3,953	(3,953)		—	2,480	(2,480)		—

OPERATING EXPENSES:
Research and development	56,785	(3,159)		53,626	44,134	(1,048	)(4)	43,086	16,889	(349	)(4)	16,540
Sales and marketing	8,155	(8,155)		—	7,764	(7,764)		—	3,612	(3,612)		—
General and administrative	23,699	(5,122	)(2)	18,577	19,730	(4,100	)(2)	15,630	16,806	(1,224	)(2)	15,582
Restructuring and lease exiting costs	2,447	—		2,447	—	—		—	—	—		—
Purchased in-process research and development	—	—		—	55,100	—		55,100	—	—		—
Transaction costs incurred in connection with the Avalon acquisition	1,978	—		1,978	—	—		—	—	—		—

Total operating expenses	93,064	(16,436)		76,628	126,728	(12,912)		113,816	37,307	(5,185)		32,122

Operating loss	(86,223)	9,595		(76,628)	(122,775)	8,959		(113,816)	(34,827)	2,705		(32,122)

Interest expense	(1,367)	126	(3)	(1,241)	(1,257)	191	(3)	(1,066)	(76)	73	(3)	(3)
Interest expense (related party)	(7,761)	—		(7,761)	(545)	—		(545)	—	—		—
Interest income	80	—		80	716	—		716	2,020	—		2,020
Other income (expense)	1,771	—		1,771	179	—		179	305	—		305

Loss from continuing operations before taxes	(93,500)	9,721		(83,779)	(123,682)	9,150		(114,532)	(32,578)	2,778		(29,800)
Benefit from (provision for) income taxes	—	—		—	—	—		—	230	—		230

Net (loss) income from continuing operations	$(93,500)	$9,721		$(83,779)	$(123,682)	$9,150		$(114,532)	$(32,348)	$2,778		$(29,570)

Loss per basic and diluted share	$(3.77)			$(3.38)	$(5.63)			$(5.22)	$(1.69)			$(1.55)

Weighted average shares outstanding, basic and diluted	24,769			24,769	21,962			21,962	19,081			19,081

CLINICAL DATA, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED
CONDENSED BALANCE SHEETS

	As of September 30, 2010			As of March 31, 2010
	Historical		Pro Forma	Historical		Pro Forma
	Clinical Data	Disposition(1)	Clinical Data	Clinical Data	Disposition(1)	Clinical Data
	(In thousands)

ASSETS
Current Assets:
Cash and cash equivalents	$47,027	$—	$47,027	$49,245	$—	$49,245
Accounts receivable, net	2,972	(2,972)	—	2,851	(2,851)	—
Prepaid expenses and other current assets	1,543	(730)	813	1,488	(639)	849
Assets held for sale	—	8,809	8,809	—	9,304	9,304

Total current assets	51,542	5,107	56,649	53,584	5,814	59,398

Property, plant and equipment, net	2,317	(1,670)	647	2,795	(2,061)	734
Goodwill	31,849	—	31,849	31,849	—	31,849
Intangibles assets, net	9,791	(3,437)	6,354	10,665	(3,753)	6,912
Other assets, net	61	—	61	62	—	62

TOTAL ASSETS	$95,560	$—	$95,560	$98,955	$—	$98,955

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Current portion of long-term debt	$6,115	$(1,015)	$5,100	$6,635	$(1,035)	$5,600
Current portion of capital lease obligations	143	(96)	47	138	(93)	45
Accounts payable	2,355	—	2,355	5,550	—	5,550
Accrued expenses and other current liabilities	9,864	(1,122)	8,742	25,065	(1,336)	23,729
Liabilities held for sale	—	2,255	2,255	—	2,764	2,764

Total current liabilities	18,477	22	18,499	37,388	300	37,688

Long-Term Liabilities:
Long-term debt, net of current portion	8,800		8,800	11,329	(229)	11,100
Convertible note payable (related-party), net of unamortized discount	30,878	—	30,878	30,129	—	30,129
Capital lease obligations, net of current portion	84	(22)	62	157	(71)	86
Contingent acquisition costs	15,372	—	15,372	16,039	—	16,039
Other long-term liabilities	15		15	20		20

Total long-term liabilities	55,149	(22)	55,127	57,674	(300)	57,374

Stockholders’ equity:
Common stock	299		299	265		265
Additional paid-in capital	391,886	—	391,886	343,345	—	343,345
Accumulated deficit	(370,251)		(370,251)	(339,717)		(339,717)

Total stockholders’ equity	21,934	—	21,934	3,893	—	3,893

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$95,560	$—	$95,560	$98,955	$—	$98,955

Notes to Unaudited Pro Forma Condensed Financial Statements
(1)	Clinical Data, Inc. is currently considering the sale of its genetic testing and biomarker development business, including all assets associated with its proprietary FAMILION family of genetic tests for cardiac syndromes, and its CLIA laboratory located in New Haven, Connecticut; (the “Business”). The sale would most likely include all of its tangible personal property, intellectual property rights, accounts receivable, and contractual rights owned or used by the Company in connection with the Business, including the assignment and/or sublease of certain leases for the facilities and equipment and outstanding debt related to its CLIA laboratory. The unaudited pro forma condensed financial statements include adjustments to reflect the assets and liabilities held for sale related to the Business on the financial position and to exclude to results of operations of the Business. The unaudited pro forma condensed financial statements do not include any potential proceeds or other consideration to be received by the Company if the Business is sold.

(2)	Includes amortization of intangible assets related to the clinical laboratory and biomarkers for the six months ended September 30, 2010 and 2009 of $445,000 and $592,000, respectively, and for the years ended March 31, 2010, 2009 and 2008 of $865,000, $600,000 and $446,000 respectively. This does not include any allocation of corporate overhead costs such as legal, accounting, human resources and information technology.

(3)	To adjust interest expense to reflect the pro forma effects of the elimination of the long-term debt and capital leases related to the Business.

(4)	The Company did not segregate research and development expenses related to the biomarkers prior to fiscal year 2010. The biomarkers largely consist of the biomarkers PGxHealth, LLC acquired from Epidauros Biotechnologie AG in December 2008. The Company does not believe that research and development expenses related to biomarkers during the fiscal year ended March 31, 2009 and 2008 were material. The Company did not segregate research and development expenses related to the development of new genetic tests prior to fiscal year 2009. The Company does not believe that research and development expenses related to the development of new genetic tests during the fiscal year ended March 31, 2008 were material.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clinical Data, Inc.
By:	/s/ C. Evan Ballantyne
C. Evan Ballantyne
Executive Vice President and Chief Financial Officer

DATE: November 15, 2010